UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2011

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51516 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

5th Floor, South Block, Building 11, Shenzhen Software Park, Zhongke 2nd Road, Nanshan District, Shenzhen, PRC 518000 (Address of principal executive offices) (zip code)

+86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable .
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant’s Certifying Accountant

On April 14, 2011, we filed a Current Report on Form 8-K to report, among other things, the appointment of EFP Rotenberg & Co., LLP ("Rotenberg") as our new independent registered public accounting firm effective as of April 12, 2011 and that Rotenberg had agreed to act as our new independent registered public accounting firm, subject to the Company clearing Rotenberg’s client acceptance procedures. On April 28, 2011, we were informed by Rotenberg that the Company had cleared and passed its client acceptance procedures.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release, dated April 29, 2011, issued by Universal Travel Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2011	UNIVERSAL TRAVEL GROUP

	By:	/s/ Jiangping Jiang
Jiangping Jiang
Chairwoman and Chief Executive Officer